UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2016

iRhythm Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Townsend Street, Suite 500

San Francisco, California 94103

(Address of principal executive office) (Zip Code)

(415) 632-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On December 5, 2016, iRhythm Technologies, Inc. issued a press release regarding its financial results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: December 5, 2016	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of December 5, 2016.